Restructuring Plan (Notes)	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
15. RESTRUCTURING PLAN

In the second quarter of 2018, we announced a hardware transformation initiative to streamline our manufacturing operations that will help us reduce our exposure to variable hardware demand as well as increase global utilization rates and optimize our supply chain network. As a part of this initiative, we plan to reduce the number of manufacturing plants and move the manufacturing operations at those plants to other existing NCR facilities and current third party suppliers.

As a result of the restructuring plan, the Company recorded a total charge of $50 million in the year ended December 31, 2018. The Company expects that it may incur additional charges during 2019 related to this restructuring program. Such additional charges will be expensed as incurred. The restructuring program is scheduled to be completed by the end of 2019.

Severance and other employee related costs The Company recorded $2 million of employee related costs in accordance with ASC 712, Employers’ Accounting for Postemployment Benefits, when the severance liability was determined to be probable and reasonably estimable. The Company also recorded $5 million of employee related costs in accordance with ASC 420, Exit or Disposal Cost Obligations. Of the severance and other employee related costs, $5 million was included in cost of products and $2 million was included in selling, general and administrative expenses in the Consolidated Statement of Operations. The Company made $2 million of severance-related payments under ASC 712 in the year ended December 31, 2018. The Company made $3 million in severance-related payments under ASC 420 in the year ended December 31, 2018.

Inventory related charges The Company recorded $37 million in the year ended December 31, 2018 of inventory related charges for rationalizing its product portfolio and writing down inventory to be sold to third party suppliers to the lower cost or net realizable value. Inventory related charges are recorded within cost of products in the Consolidated Statement of Operations.

Other exit costs The Company recorded $6 million in the year ended December 31, 2018 for costs primarily related to moving inventory and fixed assets from the plant locations that will be closed. Of these costs, $3 million were included in cost of products and selling, general and administrative expenses, respectively, in the year ended December 31, 2018 in the Consolidated Statement of Operations.

The results by segment, as disclosed in Note 13, “Segment Information and Concentrations”, exclude the impact of these costs, which is consistent with the manner by which management assesses the performance and evaluates the results of each segment. The following table summarizes the costs recorded in accordance with ASC 420, Exit or Disposal Cost Obligations, and ASC 712, Employers’ Accounting for Postemployment Benefits, and the remaining liabilities as of December 31, 2018, which are included in the Consolidated Balance Sheet in other current liabilities.

In millions	2018
Employee Severance and Other Exit Costs
Beginning balance as of January 1	$—
Cost recognized during the period	13
Change in estimated payments	—
Utilization	(11)
Currency translation adjustments	—
Ending balance as of December 31	$2